UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 7, 2016 (July 7, 2016)

JOHN B. SANFILIPPO & SON, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-19681	36-2419677
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1703 North Randall Road, Elgin, Illinois 60123

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (847) 289-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

John B. Sanfilippo & Son, Inc. (the “Company”) submits the following information:

ITEM 1.01.	Entry into a Material Definitive Agreement.

On July 7, 2016, the Company entered into the Seventh Amendment to Credit Agreement (the “Seventh Amendment”) which extended the maturity date of the Credit Agreement from July 15, 2019 to July 7, 2021, and reduced by twenty-five basis points the interest rates charged for loan advances and letter of credit borrowings. The unused line fee was reduced to 0.25% per annum. The aggregate revolving loan commitments remained unchanged. In addition, the Seventh Amendment allows the Company to, without obtaining lender consent, make up to one cash dividend or distribution on our stock per quarter, or purchase, acquire, redeem or retire our stock in any fiscal quarter, in an amount not to exceed $60 million in the aggregate per fiscal year, as long as no default or event of default exists and the excess availability under the Credit Agreement remains over $30 million immediately before and after giving effect to any such dividend, distribution, purchase or redemption. The Seventh Amendment also permits an additional 5% of outstanding accounts receivable from a major customer to be included as eligible in the borrowing base calculation and reduced the amount available for letter of credit usage to $10 million. A copy of the Seventh Amendment is attached hereto as Exhibit 99.2 and incorporated by reference herein.

ITEM 8.01.	Other Events.

On July 7, 2016, the Company issued a press release announcing that its Board of Directors (the “Board”) declared a special cash dividend (the “Dividend”) of $2.50 per share on all issued and outstanding shares of Common Stock of the Company and $2.50 per share on all issued and outstanding shares of Class A Common Stock of the Company. The Dividend will be paid on August 4, 2016 (the “Distribution Date”) to stockholders of record as of the close of business on July 21, 2016. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The exhibits furnished herewith are listed in the Exhibit Index which follows the signature page of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN B. SANFILIPPO & SON, INC.

July 7, 2016	By:	/s/ Michael J. Valentine
Michael J. Valentine
Chief Financial Officer, Group President
and Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release, dated July 7, 2016.

99.2	Seventh Amendment to Credit Agreement, dated July 7, 2016, by and among John B. Sanfilippo & Son, Inc., Wells Fargo Capital Finance, LLC (f/k/a Wells Fargo Foothill, LLC), as a lender and the administrative agent, and Southwest Georgia Farm Credit, ACA, as a lender.